Exhibit 23
                                                                      ----------

               Consent of Ernst & Young LLP, Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-63299, No. 33-55695 and No. 333-93345 and Form S-3 No.
333-67594) of The Marcus Corporation of our report, dated July 20, 2001, with respect to the consolidated financial statements of The Marcus Corporation incorporated by reference in the Annual Report (Form 10-K) for the year ended May 31, 2001.


                                             /s/ Ernst & Young LLP



Milwaukee, Wisconsin
August 24, 2001